SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 29, 2004

KAISER ALUMINUM CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-9447

(Commission File Number)

94-3030279

(I.R.S. Employer Identification Number)

5847 San Felipe, Suite 2500 Houston, Texas (Address of Principal Executive Offices)	77057-3268 (Zip Code)

(713) 267-3777

(Registrant’s telephone number, including area code)

Item 5. Other Events

     On July 29, 2004, Kaiser Aluminum Corporation issued a press release in the form attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

*	99.1 Press Release dated July 29, 2004

*	Included with this filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
Dated: July 30, 2004	By:	/s/ Daniel D. Maddox
Daniel D. Maddox
Vice President and Controller

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1:	Press release dated July 29, 2004

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